Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Hong Kong Highpower Technology, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dang Yu Pan

Dang Yu Pan
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)
April 8, 2009

/s/ Henry Ngan

Henry Ngan
Chief Financial Officer
(Principal Financial and Accounting Officer)
April 8, 2009